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                                                                    EXHIBIT 23.4



                      CONSENT OF SPECIAL LITIGATION COUNSEL

     We consent to the reference to our Firm under the caption "Experts" in the registration statement on Form S-1 for PCD Inc.


                                                      /s/ C. Randall Bain
                                                      -------------------------
                                                      BROWN & BAIN, P.A.

Phoenix, Arizona
February 9, 1998